UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 3, 2017
(Date of earliest event reported: January 3, 2017)

Revlon Consumer Products Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One New York Plaza New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.  Costs Associated with Exit or Disposal Activities.

As previously announced, on September 7, 2016, Revlon Consumer Products Corporation ("RCPC" and together with its direct parent company, Revlon, Inc. (“Revlon”), and RCPC’s subsidiaries, the "Company") completed the acquisition of Elizabeth Arden, Inc. (“Elizabeth Arden”). On December 22, 2016 the Company determined to begin the process of implementing certain integration activities, including consolidating offices, eliminating certain duplicative activities and streamlining back-office support, in connection with integrating the Elizabeth Arden and Revlon organizations (the “Integration Restructuring Actions”) and the Company has identified certain restructuring costs that will be incurred as a result of implementing such actions. On January 3, 2017, the Company will begin informing certain employees that will be affected by the Integration Restructuring Actions.

The Integration Restructuring Actions, along with other actions still under review, are designed to reduce the Company’s selling, general and administrative expenses. As a result of the Integration Restructuring Actions, the Company expects to eliminate approximately 350 positions worldwide. While certain of the Integration Restructuring Actions may be subject to consultations with employees, works councils, unions and/or governmental authorities, the Company currently expects to substantially complete these actions by the end of 2020.

In connection with implementing the Integration Restructuring Actions, the Company expects to recognize approximately $65 million to $75 million of total pre-tax restructuring and related charges (the “Integration Restructuring Charges”), consisting of: (i) approximately $40 million to $50 million of employee-related costs, including severance, retention and other contractual termination benefits; (ii) approximately $15 million of lease termination costs; and (iii) approximately $10 million of other related charges. Of these Integration Restructuring Charges, the Company expects that it will record for 2016 an estimated pre-tax restructuring charge of approximately $30 million.

The Company expects that all of the Integration Restructuring Charges will be paid in cash, with approximately $30 million to $40 million expected to be paid in 2017, with the remaining balance to be paid through 2020.

As a result of the Integration Restructuring Actions, as well as other actions that the Company is continuing to evaluate related to integrating the Elizabeth Arden organization into the Company’s business, the Company has identified incremental annualized synergies and cost reductions that are expected to significantly exceed the previously-disclosed $140 million in annualized synergies and cost reductions. The Company anticipates that it will incur significant integration-related capital expenditures and non-restructuring integration costs related to these actions. However, the Company is still finalizing and fine-tuning its integration cost reduction estimates, as well as related non-restructuring costs and integration-related capital expenditures and, therefore, total integration program estimates are not available at this time.

Forward-Looking Statements

Statements and other information included in this Form 8-K that are not historical facts, including statements about the Company’s plans, strategies, beliefs and expectations, as well as certain estimates and assumptions used by the Company’s management, are forward-looking statements that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and, except for Revlon’s ongoing obligations under the U.S. federal securities laws, Revlon does not undertake any obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in results of operations and liquidity; changes in general U.S. or international economic or industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the date hereof. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on preliminary or potentially inaccurate estimates and assumptions. Investors and prospective investors should not rely on forward-looking statements as predictions of future events. This forward-looking information should not be considered in isolation or as a substitute for the Company’s as reported financial results prepared in accordance with U.S. generally accepted accounting principles and should be read in conjunction with Revlon’s financial statements and related footnotes filed with the SEC. The forward-looking statements in this Form 8-K include, without limitation, the Company’s beliefs, expectations and/or estimates about: (i) the Company’s plans to begin the process of implementing the Integration Restructuring Actions in connection with integrating the Elizabeth Arden and Revlon organizations; (ii) the Company’s future financial performance, including its expectation and belief that the Integration Restructuring Actions, along with other actions still under review, are designed to reduce the Company’s selling, general and administrative expenses and will result in the elimination of approximately 350 positions worldwide; (iii) the Company’s expectation that it will substantially complete the Integration Restructuring Actions by the end of 2020; (iv) the Company’s expectations regarding the amount and timing of the Integration Restructuring Charges and payments related to the Integration Restructuring Actions, including that: (a) it will recognize approximately $65 million to $75 million of total pre-tax restructuring and related charges, consisting of: (1) approximately $40 million to $50 million of employee-related costs, including severance, retention and other contractual termination benefits; (2) approximately $15 million of lease termination costs; and (3) approximately $10 million of other related charges; (b) of the Integration Restructuring Charges, it will record for 2016 an estimated pre-tax restructuring charge of approximately $30 million; and (c) all of the Integration Restructuring Charges will be paid in cash, with approximately $30 million to $40 million expected to be paid in 2017, with the remaining balance to be paid through 2020; and (v) the Company’s belief that: (a) as a result of the Integration Restructuring Actions, as well as other actions that the Company is continuing to evaluate related to integrating the Elizabeth Arden organization into the Company’s business, it has identified incremental annualized synergies and cost reductions that are expected to significantly exceed the previously-disclosed $140 million in annualized synergies and cost reductions; and (b) it will incur significant integration-related capital expenditures and non-restructuring integration costs related to the actions referred to in clause (a) above. Actual results may differ materially from such forward-looking statements for a number of reasons, including as a result of the disclosures and risks described in Revlon’s filings with the SEC, including Revlon’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC during 2016 and 2017 (which may be viewed on the SEC’s website at http://www.sec.gov or on Revlon’s website at http://www.revloninc.com, as applicable). Other important factors could also cause the Company’s actual results to differ materially from those indicated by these forward-looking statements, including, without limitation, risks and uncertainties relating to: (i) difficulties, delays or the inability of the Company to successfully complete the Integration Restructuring Actions, in whole or in part, which could result in less than expected operating and financial benefits from such actions; (ii) difficulties, delays or the inability of the Company to realize, in whole or in part, the anticipated benefits from the Integration Restructuring Actions, such as difficulties with, delays in or the Company’s inability to generate certain reductions in its selling, general and/or administrative expenses and/or eliminate certain positions; (iii) delays in completing the Integration Restructuring Actions, which could reduce the benefits realized from such activities; (iv) higher than anticipated restructuring charges and/or payments and/or changes in the expected timing of such charges and/or payments; and/or (v) less than anticipated annualized cost reductions from the Integration Restructuring Actions and other actions that the Company is continuing to evaluate related to integrating the Elizabeth Arden organization into the Company’s business and/or changes in the timing of realizing such cost reductions, such as due to less than anticipated liquidity to fund such activities and/or more than expected costs to achieve the expected cost reductions. Factors other than those referred to above, including as described in Revlon’s Form 10-Ks, Form 10-Qs and Form 8-Ks filed with the SEC in 2016 and 2017, could also cause the Company’s results to differ materially from expected results. Additionally, the business and financial information and materials and any other statement or disclosure on, or made available through, the Company’s website or other websites referred to herein shall not be incorporated by reference into this Form 8-K unless specifically identified as such.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION

	By:	/s/ Michael T. Sheehan
Michael T. Sheehan
Senior Vice President, Deputy General Counsel and Secretary

January 3, 2017

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